Exhibit 99.1

FOR IMMEDIATE RELEASE                                       [LOGO - IMPSAT]

                 IMPSAT COMMENCES CONSENT SOLICITATION FOR
                    SENIOR GUARANTEED CONVERTIBLE NOTES

BUENOS AIRES, ARGENTINA, NOVEMBER 2, 2006, - IMPSAT FIBER NETWORKS, INC. ("IMPSAT") (OTC: IMFN.OB), a Delaware corporation, today announced that it is soliciting consents from the holders of its Series A 6% Senior Guaranteed Convertible Notes due 2011 (the "Series A Notes") and its Series B 6% Senior Guaranteed Convertible Notes due 2011 (the "Series B Notes" and, together with the Series A Notes, the "Notes"). The consents are being solicited from holders of record of the Notes at 5:00 p.m. (E.S.T.) on November 1, 2006. The terms and conditions of the consent solicitation are described in the Consent Solicitation Statement, dated November 2, 2006, a copy of which is attached as an exhibit to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission today.

On October 25, 2006, Impsat entered into an Agreement and Plan of Merger with Global Crossing Limited and GC Crystal Acquisition, Inc. pursuant to which Impsat would be acquired by Global Crossing. The consents are being solicited in connection with the proposed merger. The closing of the consent solicitation is conditioned upon the receipt by Impsat of valid consents from holders of a majority in principal amount of the Series A Notes outstanding as contemplated in Section 10.02 of the indenture governing the Series A Notes and holders of a majority in principal amount of the Series B Notes outstanding as contemplated in Section 10.02 of the indenture governing the Series B Notes. If Impsat receives the required consents prior to the expiration of the consent solicitation, the consent solicitation will close, and Impsat will execute a supplemental indenture to each of the indentures for the Notes with the trustee, which will give effect to the proposed amendments. The proposed amendments will not become operative until the closing of the merger.

If Impsat receives the required consents and signs the supplemental indentures, Impsat will make cash payments to each record holder of Notes that validly consents to the proposed amendments and does not revoke such consent, other than holders whose Notes are not deemed to be outstanding under the indentures governing the Notes for purposes of the consents, in the amount of $2.50 per $1,000 in aggregate principal amount of Notes for which consent is properly given. Impsat will make the cash payments promptly after the supplemental indentures are signed.

Only registered holders of Notes at 5:00 p.m. New York City time on November 1, 2006 who validly deliver, and do not revoke, consents prior to the expiration of the consent solicitation at 5:00 p.m. New York City time on November 15, 2006, will be eligible to receive the consent payments. The consent solicitation may be extended or terminated by Impsat at its option.

The Company has retained Goldman, Sachs & Co. to serve as Solicitation Agent, Georgeson Inc. to serve as Information Agent and The Bank of New York to serve as Tabulation Agent for the consent solicitation. Requests for documents may be made directly to Georgeson Inc. by telephone at: (212) 440-9800 (banks and brokers) or (866) 277-5068 (toll free), or in writing at 17 State St. 10th Floor, New York, NY 10004. Questions regarding the solicitation of consents may be directed to Goldman, Sachs & Co. by telephone at: (800) 828-3182 (toll free) or (212) 357-0775 (collect), or in writing at One New York Plaza, 48th Floor, New York, New York 10004,
Attention: Credit Liability Management.

This announcement is not an offer to purchase or sell, a solicitation of an offer to purchase or sell or a solicitation of consents with respect to any securities. The consent solicitation is being made solely pursuant to the Consent Solicitation Statement dated November 2, 2006.

ABOUT IMPSAT FIBER NETWORKS, INC.
---------------------------------

Impsat is a leading provider of private telecommunications network and Internet services in Latin America, offering integrated data, voice, data center and Internet solutions. Impsat's networks consist of owned fiber optic and wireless links, teleports, earth stations and leased satellite links. Impsat owns and operates 15 metropolitan area networks in some of the largest cities in Latin America and has 15 facilities to provide hosting services. Impsat currently provides services to more than 4,500 national and multinational clients, and has operations in Argentina, Colombia, Brazil, Venezuela, Ecuador, Chile, Peru and the United States.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
-------------------------------------------

IN CONNECTION WITH GLOBAL CROSSING'S PROPOSED ACQUISITION OF IMPSAT PURSUANT TO THE TERMS OF AN AGREEMENT AND PLAN OF MERGER BETWEEN GLOBAL CROSSING AND IMPSAT, IMPSAT WILL FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings made from time to time and containing information about Impsat, without charge, from the SEC's website (www.sec.gov). These documents may also be obtained for free from Impsat's Investor Relations website (www.impsat.com) or by directing a request to Impsat at: IMPSAT Fiber Networks, Inc., Elvira Rawson de Dellepiane 150, Piso 8, C1107BCA, Buenos Aires, Argentina,
Attention: Guillermo Pardo.

Impsat and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Impsat's stockholders in respect of the proposed transaction.

Information regarding Impsat's directors and executive officers is available in Impsat's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 31, 2006. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed merger.

FORWARD LOOKING STATEMENTS
--------------------------

Except for historical information, this press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements included in this press release about Impsat's Notes, the consent solicitation, the proposed amendments to the indentures, and the proposed merger are forward-looking statements.
Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Impsat's control, and which could cause actual results or events to differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks and other factors that are discussed in documents filed by Impsat with the SEC from time to time, including Impsat's Annual Report on Form 10-K for the year ended December 31, 2005 under the heading "Risk Factors." The filings by Impsat identify and address other important factors that could cause results to differ materially from those contained in the forward-looking statements set forth in this release. Copies of these filings may be obtained by accessing Impsat's website (www.impsat.com) or the SEC's website (www.sec.gov). Impsat does not undertake any obligation to update any of the forward-looking statements after the date of this release to conform to actual results.

Impsat intends that all forward-looking statements made herein will be subject to the safe harbor protection of the Federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.


COMPANY CONTACT:
Hector Alonso, Chief Financial Officer
Facundo Castro Castellanos, Investor Relations
IMPSAT Fiber Networks, Inc.
+54 (11) 5170-0000
www.impsat.com

Or:
Lauren Puffer
The Global Consulting Group
Tel: 646.284.9400